UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MCBC HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ANNuAL meeTiNG oF shARehoLdeRs oF mcBc hoLdiNGs, october 25, 2016 iNc. iNTeRNeT - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 11:59 PM EST the day before the meeting. mAiL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. Go GReeN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. 20230000000000000000 0 102516 2. Proposal 2 — Ratify the appointment of BDO USA, LLP as our O Roch B. Lambert FOR ALL NOMINEES changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. The BoARd oF diRecToRs RecommeNds ThAT you voTe “FoR” ALL NomiNees LisTed iN PRoPosAL 1 ANd “FoR” PRoPosAL 2. PLeAse siGN, dATe ANd ReTuRN PRomPTLy iN The eNcLosed eNveLoPe. PLeAse mARK youR voTe iN BLue oR BLAcK iNK As shoWN heRe x 1. Proposal 1 — Election of Directors for terms that expire at the 2019 Annual Meeting NomiNees: O Peter G. Leemputte WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN independent registered public accounting firm for fiscal year 2017 In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. if no direction is made, this proxy will be voted FoR ALL NomiNees in Proposal 1 and FoR Proposal 2. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Shareholder Date: Signature of ShareholderDate: NoTice oF iNTeRNeT AvAiLABiLiTy oF PRoXy mATeRiAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/20229/ comPANy NumBeR AccouNT NumBeR PRoXy voTiNG iNsTRucTioNs

Important Notice of Availability of Proxy Materials for the Shareholder Meeting of MCBC HOLDINGS, INC. To Be Held On: October 25, 2016 at 8:00 a.m. Hilton Knoxville Airport, 2001 Alcoa Highway, Alcoa, TN 37701 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. we encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 10/14/16. Please visit http://www.astproxyportal.com/ast/20229/, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO reqUeST MATerIAL: TeLePHONe: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) e-MAIL: info@amstock.com weBSITe: http://www.amstock.com/proxyservices/requestmaterials.asp ONLINe: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PerSON: You may vote your shares in person by attending the Annual Meeting. MAIL: You may request a card by following the instructions above. TO VOTE: 1. Proposal 1 — Election of Directors for terms that expire at the 2019 Annual Meeting NOMINeeS: Roch B. Lambert Peter G. Leemputte Please note that you cannot use this notice to vote by mail. 2. Proposal 2 — Ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for fiscal year 2017 THe BOArD Of DIreCTOrS reCOMMeNDS THAT YOU VOTe “fOr” ALL NOMINeeS LISTeD IN PrOPOSAL 1 AND “fOr” PrOPOSAL 2. COMPANY NUMBer ACCOUNT NUMBer CONTrOL NUMBer